DEBENTURE AND WARRANT PURCHASE

AGREEMENT

Dated as of July 27, 2011

by and among

GRYPHON GOLD CORPORATION
611 N. Nevada Street, Carson City, NV, 89703

and

THE PURCHASERS LISTED ON EXHIBIT A

THE SECURITIES TO WHICH THIS AGREEMENT RELATES HAVE NOT BEEN APPROVED OR RECOMMENDED BY ANY CANADIAN SECURITIES COMMISSION OR REGULATORY AUTHORITY, THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED ON THE ACCURACY OR ADEQUACY OF THIS AGREEMENT.  ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE SECURITIES TO WHICH THIS AGREEMENT RELATES HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”), UNDER ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR UNDER ANY APPLICABLE CANADIAN SECURITIES LEGISLATION, AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED, DIRECTLY OR INDIRECTLY, EXCEPT PURSUANT TO REGISTRATION UNDER THE U.S. SECURITIES ACT AND ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, SUCH REGISTRATION REQUIREMENTS, OR IN CANADA EXCEPT PURSUANT TO EXEMPTIONS FROM CANADIAN PROSPECTUS DELIVERY REQUIREMENTS AND PROVINCIAL SECURITIES LAWS.

DEBENTURE AND WARRANT PURCHASE AGREEMENT

This DEBENTURE AND WARRANT PURCHASE AGREEMENT dated as of July 27, 2011   this (“Agreement”) by and among Gryphon Gold Corporation, a Nevada corporation (the "Company"), and each of the purchasers, whose names are set forth on Exhibit A attached hereto (each a "Purchaser" and collectively, the "Purchasers"), of Units of the Company (the “Units”), each Unit consisting of 10% Subordinated Secured Debentures in the principal amount of Cdn$1,000 (the “Debentures”), maturing twelve (12) months from the Closing Date (as defined herein), and 1,500 share purchase warrants (the “Warrants”), each Warrant exercisable to acquire one share of common stock the Company, par value $0.001 per share (the “Common Stock”), at the exercise price of US$0.20 (the “Exercise Price”) for a period of eighteen (18) months from the Closing Date.  The Units, Debentures, Warrants and Common Stock acquirable upon exercise of the Warrants are collectively referred to as the “Securities”.

The parties hereto agree as follows:

ARTICLE I

PURCHASE AND SALE OF DEBENTURES AND WARRANTS

Section 1.1            Purchase and Sale of Debentures and Warrants.

(a)           Upon the following terms and conditions, the Company shall issue and sell to each Purchaser, and each Purchaser shall purchase from the Company, that number of Units set forth beside each Purchaser’s name on Exhibit A, for the purchase price of Cdn$1,000 per Unit (the “Unit Price”), for aggregate gross proceeds to the Company of Three Million Dollars (Cdn$3,000,000).  The Company and the Purchasers are executing and delivering this Agreement in accordance with and in reliance upon (i) the exemptions from securities registration requirements of the United States Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (the "U.S. Securities Act"), including Rule 506 of Regulation D under the U.S. Securities Act ("Regulation D") and/or Section 4(2) of the U.S. Securities Act; and (ii) exemptions from the prospectus filing requirements in Canada and pursuant to exemptions from provincial securities laws.

(b)           The Debentures will be issued pursuant to the Trust Indenture, by and between the Company and Computershare Trust Company of Canada, in substantially the form attached hereto as Exhibit B (the "Trust Indenture").

(c)           Upon the following terms and conditions, the Purchasers shall be issued Series P Warrants, in substantially the form attached hereto as Exhibit C (the “Warrant Certificates”), each Warrant exercisable to acquire one share of Common Stock at the Exercise Price for a period of eighteen (18) months from the Closing Date.

Section 1.2           Purchase Price and Closing.  Subject to the terms and conditions hereof, the Company agrees to issue and sell to the Purchasers and, in consideration of and in express reliance upon the representations, warranties, covenants, terms and conditions of this Agreement, the Purchasers, severally but not jointly, agree to purchase the Debentures and Warrants for an aggregate purchase price of up to Three Million Dollars (Cdn$3,000,000) (the “Purchase Price”).  The closing of the purchase and sale of the Debentures and Warrants to be acquired by the Purchasers from the Company under this Agreement shall take place at the offices of Blake, Cassels & Graydon LLP, 855 – 2nd Street S.W., Suite 3500, Bankers Hall East Tower, Calgary, Alberta, Canada, T2P 4J8 (the “Closing”) at 10:00 a.m., Calgary time (i) on July 27, 2011; provided, that all of the conditions set forth in Article IV hereof and applicable to the Closing shall have been fulfilled or waived in accordance herewith, or (ii) at such other time and place or on such date as the Purchasers and the Company may agree upon in writing (the "Closing Date").  Subject to the terms and conditions of this Agreement, at the Closing, the Company shall deliver or cause to be delivered to each Purchaser (x) its Debenture for the principal amount set forth opposite the name of such Purchaser on Exhibit A hereto, (y) a Warrant to purchase such number of shares of Common Stock as is set forth opposite the name of such Purchaser on Exhibit A attached hereto and (z) any other deliveries as required by Article IV.  At the Closing, each Purchaser shall deliver its respective portion of the Purchase Price as set forth opposite the name of such Purchaser on Exhibit A by wire transfer to an account designated by the Company.

Section 1.3            Documents Required from Company.  The Company must complete, sign and deliver at Closing executed copies of the following:

(a)           this Agreement;

(b)           the Trust Indenture;

(c)           the Security and Pledge Agreement, in substantially the form attached as Exhibit D (the “Company Security Agreement”);

(d)           the Stock Power of Attorney, in substantially the form attached as Exhibit E (the "Stock POA");

(e)           the certificates representing the issued and outstanding shares of the Subsidiary (as defined herein) (the "Subsidiary Certificates")and

(f)           the Warrant Certificates.

The Agreement, the Trust Indenture, the Company Security Agreement and the Warrant Certificates are collectively referred to as the “Transaction Documents.”

Section 1.4            Documents Required from Purchasers.  The Purchaser must complete, sign and return to the Company:

(a)           an executed copy of this Agreement;

(b)           for all Purchasers, a U.S. Accredited Investor Questionnaire in the form attached as Exhibit F (the “U.S. Accredited Investor Questionnaire”); and

(c)           for all Purchasers, a Canadian Accredited Investor Questionnaire in the form attached as Exhibit G (together with the U.S. Accredited Investor Questionnaire, the “Questionnaires”).

In addition, the Purchaser shall complete, sign and return to the Company as soon as possible, on request by the Company, any documents, questionnaires, notices and undertakings as may be required by regulatory authorities and applicable law.

ARTICLE II

REPRESENTATIONS AND WARRANTIES

Section 2.1            Representations and Warranties of the Company.  The Company hereby represents and warrants to the Purchasers, as of the date hereof and the Closing Date, as follows:

(a)           The Company is a corporation duly incorporated and in good standing under the laws of the State of Nevada, and has the requisite corporate power and authority to conduct its business as it is currently being conducted. The Company is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified and in good standing would not, individually or in the aggregate, be reasonably expected to result in (i) a material adverse effect on the legality, validity or enforceability of any Transaction Document, (ii) a material adverse effect on the business, prospects, properties, management, financial condition or results of operations of the Company and the Subsidiary (as defined below) taken as a whole, or (iii)  a material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under any Transaction Document (the occurrence of any such effect described in the foregoing clauses (i), (ii) and (iii) being herein referred to as a “Material Adverse Effect”). No proceeding has been instituted in any jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

(b)           The Company has no subsidiaries (as defined under the U.S. Securities Act) other than Borealis Mining Company, a Nevada corporation (the “Subsidiary”).  The Company owns all of the issued and outstanding capital stock of the Subsidiary and all of the issued and outstanding shares of capital stock of the Subsidiary are validly issued and are fully paid and non-assessable.  There are no outstanding rights to subscribe for or purchase securities of the Subsidiary. The Subsidiary is a corporation duly incorporated and in good standing under the laws of the State of Nevada, and has the requisite corporate power and authority to conduct its business as it is currently being conducted. The Subsidiary is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified and in good standing would not, individually or in the aggregate, be reasonably expected to have a Material Adverse Effect.

(c)           The Company files reports and other documents under the United States Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (the “1934 Act”), and at the Closing Date, the Company will have filed, in a timely manner, all reports and other documents that it is required to file under the provisions of the 1934 Act since January 1, 2008 (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”).  The Company is a reporting issuer under the securities acts of British Columbia, Alberta, Manitoba and Ontario (the “Canadian Securities Acts”), and at the Closing Date the Company will have filed all documents that it is required to file under the Canadian Securities Acts since January 1, 2008 (the “CSA Reports”).

(d)           As of their respective filing dates, each of the Company’s SEC Reports (unless such SEC Report filed prior to the date of this Agreement was amended or superseded by a filing prior to the date of the Closing Date, then as of the date of filing of such amendment or superseding filing) filed on or after January 1, 2008, (i) complied in all material respects with the requirements of the U.S. Securities Act or the 1934 Act, as the case may be, applicable to such SEC Reports, (ii) did not contain any untrue statements of a material fact and did not omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and (iii) are all the forms, reports and documents required to be filed by the Company with the Securities and Exchange Commission since that time.

(e)           Each set of audited consolidated financial statements and unaudited consolidated interim financial statements of the Company (including any notes thereto) included in the SEC Reports (i) complied in all material respects with the published rules and regulations of the SEC with respect thereto as in effect at the time of filing, and (ii) have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (except as may be indicated therein or in the notes thereto) and fairly present, in all material respects, the financial position of the Company and its consolidated Subsidiary as of the dates thereof and the results of its operations and cash flows for the periods then ended, subject, in the case of the unaudited consolidated interim financial statements, to normal year-end adjustments which were not or are not expected to be material in amount.

(f)           The authorized capital of the Company consists of 250,000,000 shares of common stock, par value $0.001 per share, and 15,000,000 shares of preferred stock, par value $0.001 per share. There are currently issued and outstanding 193,769,882 shares of common stock and nil shares of preferred stock.

(g)           The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations thereunder.  The execution and delivery by the Company of the Transaction Documents have been duly authorized by all necessary action on the part of the Company, and no further consent or action is required by the Company, its Board of Directors or its stockholders.  Each of the Transaction Documents constitutes, or will, when duly authorized, executed and delivered by all parties thereto, other than the Company, constitute, a valid and binding obligation of the Company, enforceable against the Company in accordance with the terms thereof, except that (i) the enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally, (ii) equitable remedies, including, without limitation, specific performance and injunction, may be granted only in the discretion of a court of competent jurisdiction, (iii) rights of indemnity, contribution and the waiver of contribution provided for herein, and any provisions exculpating a party from a liability or duty otherwise owed by it, may be limited under applicable law, and (iv) the enforceability of provisions in any Transaction Document which purport to sever any provision which is prohibited or unenforceable under applicable law without affecting the enforceability or validity of the remainder of such Transaction Document would be determined only in the discretion of the court.

(h)           The execution, delivery and performance by the Company of the Transaction Documents, the issue and sale of the Securities and the consummation by the Company of the transactions contemplated hereby and thereby do not and will not (i) conflict with or violate any of the terms of the Company’s or the Subsidiary’s incorporating documents, (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or the Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject, or by which any property or asset of the Company or the Subsidiary is bound or affected, except in respect of (ii) and (iii) above, where such would not have a Material Adverse Effect.

(i)           The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than the customary post-Closing filings to be made with the applicable Canadian and United States securities regulatory authorities.

(j)           The Securities have been duly authorized and, when issued and paid for in accordance with the applicable Transaction Documents, will be duly and validly issued, fully paid and nonassessable (in the case of shares of Common Stock), free and clear of all liens imposed by the Company other than restrictions on transfer provided for in the Transaction Documents. The Company has reserved from its duly authorized capital stock the maximum number of shares of Common Stock issuable pursuant to this Agreement, including pursuant to the exercise of the Warrant.

(k)           The Company’s class of Common Stock is currently listed for trading on the Toronto Stock Exchange and quoted for trading on Financial Industry Regulatory Authority, Inc.’s Over-the-Counter Bulletin Board.  No order ceasing or suspending trading in securities of the Company nor prohibiting the sale of such securities has been issued to and is outstanding against the Company or its directors, officers or promoters or against any other companies that have common directors, officers or promoters and, to the best of the Company’s knowledge, no investigations or proceedings for such purposes are pending or threatened.

(l)           Except for agents’ fees paid to Acumen Capital Finance Partners Limited and Roth Capital Partners, LLC (collectively, the “Agents”), no person, firm or corporation acting or purporting to act at the request of the Company is entitled to any brokerage, agency or finder’s fee in connection with the purchase and sale of the Units described herein.

(m)           The Purchasers shall have the benefit of the representations and warranties made by the Company in the Agency Agreement between the Company and the Agents dated July 27, 2011 (save and except as waived by the Agents) as if such representations and warranties were made by the Company in this Agreement.

Section 2.2           Representations and Warranties of the Purchasers.  Each of the Purchasers hereby represents and warrants to the Company with respect solely to itself and not with respect to any other Purchaser as follows as of the date hereof and as of the Closing Date:

(a)           Organization and Standing of the Purchasers.  If the Purchaser is:

(i)           a corporation, the Purchaser is duly incorporated and is validly subsisting under the laws of its jurisdiction of incorporation and has all requisite legal and corporate power and authority to execute and deliver this Agreement, to subscribe for the Securities as contemplated herein and to carry out and perform its covenants and obligations under the terms of this Agreement;

(ii)           a partnership, syndicate or other form of unincorporated organization, the Purchaser has the necessary legal capacity and authority to execute and deliver this Agreement and to observe and perform its covenants and obligations hereunder and has obtained all necessary approvals in respect thereof; or

(iii)         an individual, the Purchaser has the legal capacity and competence to enter into and to execute this Agreement and to observe and perform his or her covenants and obligations hereunder.

(b)           Authorization and Power.  Each Purchaser has the requisite power and authority to enter into and perform the Transaction Documents and to purchase the Securities being sold to it hereunder.  The execution, delivery and performance of the Transaction Documents by each Purchaser and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary corporate or partnership action, and no further consent or authorization of such Purchaser or its Board of Directors, stockholders, or partners, as the case may be, is required.  When executed and delivered by the Purchasers, the other Transaction Documents shall constitute valid and binding obligations of each Purchaser enforceable against such Purchaser in accordance with their terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation, conservatorship, receivership or similar laws relating to, or affecting generally the enforcement of, creditor's rights and remedies or by other equitable principles of general application.

In the case of the purchase by the Purchaser of the Securities as agent or trustee for any principal, the Purchaser is the duly authorized trustee or agent of such beneficial purchaser with due and proper power and authority to execute and deliver, on behalf of each such beneficial purchaser, this Agreement and all other documentation in connection with the purchase of the Securities hereunder, to agree to the terms and conditions herein and therein set out and to make the representations, warranties, acknowledgements and covenants herein and therein contained, all as if each such beneficial purchaser were the Purchaser and is subscribing as principal for its own account and not for the benefit of any other person for investment only and not for resale and the Purchaser’s actions as trustee or agent are in compliance with applicable law and the Purchaser and each beneficial purchaser acknowledges that the Company may be required by law to disclose to certain regulatory authorities the identity of each beneficial purchaser of Securities for whom it may be acting.

(c)           No Conflict.  The execution, delivery and performance of the Transaction Documents by the Purchaser and the consummation by the Purchaser of the transactions contemplated thereby and hereby do not and will not (i) violate any provision of the Purchaser’s charter or organizational documents, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, mortgage, deed of trust, indenture, debenture, bond, license, lease agreement, instrument or obligation to which the Purchaser is a party or by which the Purchaser’s respective properties or assets are bound, or (iii) result in a violation of any federal, state, local or foreign statute, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations) applicable to the Purchaser or by which any property or asset of the Purchaser are bound or affected, except, in all cases, other than violations pursuant to clauses (i) or (iii) (with respect to federal and state securities laws) above, for such conflicts, defaults, terminations, amendments, acceleration, cancellations and violations as would not, individually or in the aggregate, materially and adversely affect the Purchaser’s ability to perform its obligations under the Transaction Documents.

(d)           Acquisition for Investment.  Each Purchaser is purchasing the Securities solely for its own account and not with a view to or for sale in connection with distribution.  Each Purchaser does not have a present intention to sell any of the Securities, nor a present arrangement (whether or not legally binding) or intention to effect any distribution of any of the Securities to or through any person or entity; provided, however, that by making the representations herein, such Purchaser does not agree to hold the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with the U.S. Securities Act and any applicable securities laws of any state of the United States applicable to such disposition.  Each Purchaser acknowledges that it (i) has such knowledge and experience in financial and business matters such that the Purchaser is capable of evaluating the merits and risks of such Purchaser's investment in the Company, (ii) is able to bear the financial risks associated with an investment in the Securities and (iii) has been given full access to such records of the Company and the Subsidiary and to the officers of the Company and the Subsidiary as it has deemed necessary or appropriate to conduct its due diligence investigation.

(e)           U.S. Securities Act Exemptions.  Each Purchaser understands that the Securities have not been registered under the U.S. Securities Act or any applicable securities laws of any state of the United States or qualified under a prospectus filed under Canadian securities laws, and are being offered and sold pursuant to exemptions from such registration requirements and prospectus requirements, and that the Securities may not be offered or sold, directly or indirectly, without registration under the U.S. Securities Act or compliance with the requirements of an exemption from registration requirements and in accordance with any applicable securities laws of any state of the United States.

(f)           No Offering Memorandum.  The Purchaser has not received and has not been provided with documents that bay be construed as an “offering memorandum” under applicable securities legislation, and that the decision to enter into this Agreement and purchase the Securities has not been based upon any verbal or written representation as to fact or otherwise made by or on behalf of the Company except as set forth in this Agreement

(g)           Offering Jurisdiction. The Purchaser is resident of and was offered the Securities in the jurisdiction set out in Exhibit A.

(h)           Tax.        The Purchaser understands that the investment in and disposition of the Securities may have material tax consequences under the laws of the United States and Canada, that none of the Company, nor its counsel, gives any opinion and makes no representation with respect to the tax status of the Company or the consequences to the Purchaser, and that it is the Purchaser’s sole responsibility to determine and assess such tax consequences as may apply to its particular circumstances.

(i)           General.  Each Purchaser understands that the Securities are being offered and sold in reliance on a transactional exemption from the registration requirements of federal and state securities laws and the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of such Purchaser set forth herein in order to determine the applicability of such exemptions and the suitability of such Purchaser to acquire the Securities.  Each Purchaser understands that no United States federal or state agency or any government or governmental agency has passed upon or made any recommendation or endorsement of the Securities.

(j)           No General Solicitation or General Advertising or Directed Selling Efforts.  Each Purchaser acknowledges that the Securities were not offered to such Purchaser by means of any form of “general solicitation” or “general advertising” (as such terms are used in Regulation D), or publicly disseminated advertisements or sales literature, including, but not limited to, (i) any advertisement, article, notice or other communication published in any newspaper, magazine, or similar media, or broadcast over television or radio or the internet, or (ii) any seminar or meeting to which such Purchaser was invited by any of the foregoing means of communications.  Each Purchaser, in making the decision to purchase the Securities, has relied upon independent investigation made by it and has not relied on any information or representations made by third parties.

(k)           Qualified Investor.  Each Purchaser has such knowledge and experience in business and financial matters that it is capable of evaluating the merits and risks of an investment in the Securities.   Each Purchaser has executed a Canadian Accredited Investor Questionnaire and each Purchaser has executed a U.S. Accredited Investor Questionnaire. Each Purchaser acknowledges that an investment in the Securities is speculative and involves a high degree of risk.

(l)           Public Information.  Each Purchaser has not received nor been provided with, has not requested and does not have any need to receive, a prospectus or offering memorandum, within the meaning of applicable securities laws, or any sales or advertising literature in connection with the offering of the Units, and the Purchaser’s decision to subscribe for the Units was based upon the Transaction Documents, the Company’s publicly available documents included in the Edgar database administered by the Securities and Exchange Commission and the SEDAR database administered under the direction of the Canadian Securities Administrators. Such Purchaser’s investment decision was not otherwise based upon, and such Purchaser has not relied upon, any other verbal or written representations as to facts made by or on behalf of the Company.

(m)           Certain Fees.  Each Purchaser acknowledges that the Company has agreed to pay agents’ fees to Acumen Capital Finance Partners Limited and Roth Capital Partners, LLC (the “Agents”).   No Purchaser has employed any broker or finder or incurred any liability for any brokerage or investment banking fees, commissions, finders' structuring fees, financial advisory fees or other similar fees in connection with the Transaction Documents.

(n)           PATRIOT ACT.  Each Purchaser represents that the funds representing its respective portion of the Purchase Price for the Purchaser’s Units which will be advanced by the Purchaser to the Company hereunder are not proceeds of crime as defined in the Proceeds of Crime (Money Laundering) Act (Canada) (the “PCMLA”) or Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act (the “PATRIOT Act”) and the Purchaser acknowledges that the Company may in the future be required by law to disclose the Purchaser’s name and other information relating to this Agreement and the Purchaser’s subscription hereunder, on a confidential basis, pursuant to the PCMLA or PATRIOT Act. To the best of its knowledge (i) none of the Proceeds to be provided by the Purchaser (A) have been or will be derived from or related to any activity that is deemed criminal under the law of Canada, the United States of America, or any other jurisdiction, or (B) are being tendered on behalf of a person or entity who has not been identified to the Purchaser, and (ii) the Purchaser shall promptly notify the Company if the Purchaser discovers that any of such representations ceases to be true, and to provide the Company with appropriate information in connection therewith.

(o)           Personal Information.  The Purchaser acknowledges that this Agreement requires the Purchaser to provide certain Personal Information to the Company.  Such information is being collected by the Company for the purposes of completing the proposed offering of Securities, which includes, without limitation, determining the Purchaser's eligibility to purchase the Securities under applicable securities laws, preparing and registering certificates representing the Securities and completing filings required by securities regulatory authorities and/or the Toronto Stock Exchange. The Purchaser's Personal Information may be disclosed by the Company or the Agents to: (a) stock exchanges or securities regulatory authorities, (b) the Company's registrar and transfer agent, and (c) any of the other parties involved in the proposed offering, including legal counsel, and may be included in record books in connection with the offering.  The Purchaser further acknowledges that the collection, use and disclosure of Personal Information by the Corporation for corporate finance and shareholder communication purposes or such other purposes as are necessary to the Corporation's business.  By executing this Agreement, the Purchaser is deemed to be consenting to the foregoing collection, use and disclosure of Personal Information.  Without limiting the generality of the foregoing, the Purchaser specifically acknowledges that:

(i)	it has been notified by the Company that if the Company files a report on Form 45-106 F1 with the Ontario Securities Commission in connection with this Agreement:

(A)	the Company is required to deliver the Personal Information to the Ontario Securities Commission;

(B)	the Personal Information is being collected indirectly by the Ontario Securities Commission under the authority granted to it under securities legislation;

(C)	the Personal Information is being collected for the purposes of the administration and enforcement of the securities legislation of Ontario; and

(D)
the public official in Ontario who can answer questions about the Ontario Securities Commission's indirect collection of the Personal Information is the Administrative Assistant to the Director of Corporate Finance at the Ontario Securities Commission, Suite 1903, Box 55, 20 Queen Street West, Toronto, Ontario M5H 3S8, telephone number 416-593-8086; and

(ii)	it has authorized the indirect collection of the Personal Information by the Ontario Securities Commission.

ARTICLE III

LEGENDING AND RESTRICTIONS

Section 3.1           Legending.  Each Purchaser hereby acknowledges that upon the issuance thereof, and until such time as the same is no longer required under the applicable securities laws and regulations, the certificates representing any of the Securities will bear a legend in substantially the following form:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”) OR THE APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE COMPANY THAT SUCH SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED, DIRECTLY OR INDIRECTLY, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE U.S. SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE U.S. SECURITIES ACT AND, IN EACH CASE, IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AND, IF REQUESTED BY THE COMPANY, THE SELLER FURNISHES TO THE COMPANY AN OPINION OF COUNSEL OF RECOGNIZED STANDING IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE COMPANY TO SUCH EFFECT.

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE [THE DATE THAT IS FOUR (4) MONTHS AND A DAY AFTER THE CLOSING DATE].

Section 3.2           TSX Legend.  Each Purchaser hereby acknowledges that upon the issuance thereof, and until such time as the same is no longer required under the rules of the Toronto Stock Exchange, the certificates representing any of the Common Stock issuable upon exercise of the Warrants will bear a legend in substantially the following form:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE LISTED ON THE TORONTO STOCK EXCHANGE (“TSX”); HOWEVER, THE SAID SECURITIES CANNOT BE TRADED THROUGH THE FACILITIES OF THE TSX SINCE THEY ARE NOT FREELY TRANSFERABLE, AND CONSEQUENTLY ANY CERTIFICATE REPRESENTING SUCH SECURITIES IS NOT “GOOD DELIVERY” IN SETTLEMENT OF TRANSACTIONS ON TSX.

Section 3.3            Warrant Restrictions. Each Purchaser acknowledges and agrees that upon the original issuance of the Warrants, and until such time as it is no longer required under applicable requirements of the Securities Act or applicable state securities laws, all certificates representing the Warrants and all certificates issued in exchange therefor or in substitution thereof, shall bear the following legend:

THIS WARRANT AND THE SHARES ISSUABLE UPON EXERCISE THEREOF HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES.  THIS WARRANT MAY NOT BE EXERCISED UNLESS THE WARRANT AND THE UNDERLYING SHARES HAVE BEEN REGISTERED UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR UNLESS AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS IS AVAILABLE, AND THE HOLDER HAS DELIVERED AN OPINION OF COUNSEL OR OTHER EVIDENCE OF EXEMPTION IN FORM AND REASONABLY SUBSTANCE SATISFACTORY TO THE CORPORATION TO SUCH EFFECT.

Section 3.4           Hold Periods.  The Securities will be deemed “restricted securities” as defined in Rule 144 under the U.S. Securities Act ("Rule 144"), and may not be resold unless registered under the U.S. Securities Act and any applicable securities laws of any state of the United States or exempt from such registration requirements.  Each Purchaser acknowledges that the Securities will be subject to a minimum hold period of at least six (6) months under Rule 144, and the hold period on Common Stock issued upon exercise of Warrants commences on the date of such exercise (unless exercised on a cashless basis).  Each Purchaser acknowledges that it has been advised to obtain independent legal and professional advice on the requirements of Rule 144, and that such Purchaser has been advised that resales of the Securities may be made only under certain circumstances.  Each Purchaser understands that to the extent that Rule 144 is not available, such Purchaser will be unable to sell any Securities without either registration under the U.S. Securities Act or the existence of another exemption from such registration requirement, and in all cases pursuant to exemptions from applicable securities laws of any state of the United States.  The Purchaser consents to the Company making a notation on its records or giving instructions to any transfer agent of the Securities in order to implement the restrictions on transfer set out and described herein.

Section 3.5           Legend Removal.  Certificates evidencing the Securities shall not contain any legend (i)(A) following any sale of such Securities pursuant to all applicable provisions of Rule 144, if available, (B) if such Securities are eligible for sale under Rule 144, without the requirement for the Company to be in compliance with the current public information requirement under Rule 144 as to such Securities and without volume or manner-of-sale restrictions, or (C) if such legend is not required under applicable requirements of the U.S. Securities Act and the holder of the Securities has provided to the Company an opinion of counsel of recognized standing or other evidence of exemption in form and substance reasonably satisfactory to the Company to the effect that the legend is no longer required under the U.S. Securities Act, and (ii) if such legend is not required under applicable Canadian securities laws. In relation to (i)(A) and (B) above, the Company shall use commercially reasonable efforts to cause its legal counsel to issue a legal opinion to the applicable transfer agent for the Securities promptly if required by the transfer agent to effect the removal of the legend hereunder, provided that (x) legal counsel to the Company agrees that the legend may be removed under applicable securities laws and (y) the holder of the Securities has provided to such legal counsel all necessary representation letters and other evidence as may reasonably be required by legal counsel to satisfy legal counsel that the legend may be removed under applicable securities law and to permit legal counsel to issue the legal opinion. The Company agrees that at such time as such legend is no longer required under this Section 3.5, it will, no later than three business days following the delivery by a Purchaser to the Company or the transfer agent of a certificate representing Securities, as the case may be, issued with a restrictive legend, and, where required, delivery to the Company’s legal counsel of any required representation letters and other evidence as may be required pursuant to this Section 3.5, deliver or cause to be delivered to such Purchaser a certificate representing such Securities that is free from all restrictive and other legends.

Section 3.6           Furnishing of Information; Public Information. Until the earliest of the time that (i) no Purchaser owns Securities or (ii) the Securities are eligible to be resold by a non-affiliate pursuant to Rule 144(b)(i) without regard for Rule 144(c)(i), the Company covenants to maintain the registration of the Common Stock under Section 12(b) or 12(g) of the 1934 Act and to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the 1934 Act even if the Company is not then subject to the reporting requirements of the 1934 Act.

Section 3.7           Canadian Exemptions.  The Purchaser acknowledges that the Securities are subject to resale restrictions in Canada and may not be traded in Canada except as permitted under applicable Canadian securities legislation.  Pursuant to National Instrument 45-102, a subsequent trade in the Debentures, Warrants or Common Stock acquireable upon exercise of the Warrant will be a distribution subject to the prospectus and registration requirements of applicable Canadian securities legislation unless certain conditions are met, which conditions include a hold period of four (4) months (the “Canadian Hold Period”) that shall have elapsed from the date on which the Debentures and Warrants were issued to the Purchaser and, during the currency of the Canadian Hold Period, any certificate representing the Securities is to be imprinted with a restrictive legend.

Section 3.8           Exchange Restrictions.  The Purchaser acknowledges that it is aware that until the expiry of all such “hold periods” and resale restrictions as described in Sections 3.4, (i) the Securities cannot be traded through the facilities of the TSX, since the certificate is not freely transferable and consequently is not “good delivery” in settlement of transactions on the TSX; (ii) the TSX would deem the selling security holder to be responsible for any loss incurred on a sale made by him in such securities; and (iii) removal of the U.S. legend on such Securities, if required, may delay settlement on resale of such Securities.

Section 3.9           Warrant Exercise Restrictions. The Warrants may not be exercised unless the Warrants and the Common Stock issuable upon exercise of the Warrants are registered under the U.S. Securities Act and the applicable securities laws of any state of the United States or an exemption is available from the registration requirements of such laws, and the holder has furnished an opinion of counsel or other evidence of exemption reasonably satisfactory to the Company to such effect; provided that a Purchaser of Units pursuant to this Offering will not be required to deliver an opinion of counsel or other evidence in connection with the due exercise of the Warrants at a time when the representations, warranties and covenants made by the Purchaser herein and in the U.S. Accredited Investor Questionnaire remain true and correct in respect of the exercise of the Warrants and the Purchaser makes a representation to the Company to such effect.

ARTICLE IV

CONDITIONS

Section 4.1           Conditions Precedent to the Obligation of the Company to Close and to Sell the Securities.  The obligation hereunder of the Company to close and issue and sell the Securities to the Purchasers at the Closing is subject to the satisfaction or waiver, at or before the Closing, of the conditions set forth below.  These conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion.

(a)           Accuracy of the Purchasers’ Representations and Warranties.  The representations and warranties of each Purchaser shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time, except for representations and warranties that are expressly made as of a particular date, which shall be true and correct in all material respects as of such date.

(b)           Performance by the Purchasers.  Each Purchaser shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Purchasers at or prior to the Closing Date.

(c)           No Injunction.  No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement.

(d)           Delivery of Purchase Price.  The Purchase Price for the Securities shall have been delivered to the Company on the Closing Date.

(e)           Delivery of Transaction Documents.  The applicable Transaction Documents shall have been duly executed and delivered by the Purchasers to the Company.

Section 4.2           Conditions Precedent to the Obligation of the Purchasers to Close and to Purchase the Securities.  The obligation hereunder of the Purchasers to purchase the Securities and consummate the transactions contemplated by this Agreement is subject to the satisfaction or waiver, at or before the Closing, of each of the conditions set forth below.  These conditions are for the Purchasers’ sole benefit and may be waived by the Purchasers at any time in their sole discretion.

(a)           Accuracy of the Company's Representations and Warranties.  Each of the representations and warranties of the Company in this Agreement and the other Transaction Documents shall be true and correct in all material respects as of the Closing Date, except for representations and warranties that speak as of a particular date, which shall be true and correct in all material respects as of such date.

(b)           Performance by the Company.  The Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing Date.

(c)           No Injunction.  No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement.

(d)           No Proceedings or Litigation.  No action, suit or proceeding before any arbitrator or any governmental authority shall have been commenced, and no investigation by any governmental authority shall have been threatened, against the Company or the Subsidiary, or any of the officers, directors or affiliates of the Company or the Subsidiary seeking to restrain, prevent or change the transactions contemplated by this Agreement, or seeking damages in connection with such transactions.

(e)           Debentures and Warrants.  At or prior to the Closing, the Company shall have delivered to the Purchasers the Debentures (in such denominations as each Purchaser may request) and the Warrants (in such denominations as each Purchaser may request).

(f)           Trust Indenture.  As of the Closing Date, the Company and the Trustee shall have executed and delivered the Trust Indenture.

(g)           Security Agreement.  As of the Closing Date, the Company shall have executed and delivered the Security Agreement.

(h)           Registration.  As of the Closing Date, the Company shall have delivered proof of registration of the security granted in connection with this Transaction in each of the United States and Alberta, Canada.

(i)           Material Adverse Effect.  No Material Adverse Effect shall have occurred at or before the Closing Date.

ARTICLE V

MISCELLANEOUS

Section 5.1           Fees and Expenses.  Each party shall pay the fees and expenses of its advisors, counsel, accountants and other experts, if any, and all other expenses, incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement.

Section 5.2            Specific Performance; Consent to Jurisdiction; Venue.

(a)           The Company and the Purchasers acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement or the other Transaction Documents were not performed in accordance with their specific terms or were otherwise breached.  It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent or cure breaches of the provisions of this Agreement or the other Transaction Documents and to enforce specifically the terms and provisions hereof or thereof, this being in addition to any other remedy to which any of them may be entitled by law or equity.

(b)           The parties agree that venue for any dispute arising under this Agreement will lie exclusively in the state or federal courts located in the borough of Manhattan, New York, New York, and the parties irrevocably waive any right to raise forum non conveniens or any other argument that New York is not the proper venue.  The parties irrevocably consent to personal jurisdiction in the state and federal courts in the borough of Manhattan, New York, New York.  The Company and each Purchaser consent to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing in this Section 5.2 shall affect or limit any right to serve process in any other manner permitted by law.  The Company and the Purchasers hereby agree that the prevailing party in any suit, action or proceeding arising out of or relating to the Securities, this Agreement or the other Transaction Documents, shall be entitled to reimbursement for reasonable legal fees from the non-prevailing party.  The parties hereby waive all rights to a trial by jury.

Section 5.3           Entire Agreement; Amendment.  This Agreement and the Transaction Documents contain the entire understanding and agreement of the parties with respect to the matters covered hereby and, except as specifically set forth herein or in the other Transaction Documents, neither the Company nor any Purchaser make any representation, warranty, covenant or undertaking with respect to such matters, and they supersede all prior understandings and agreements with respect to said subject matter, all of which are merged herein.  No provision of this Agreement may be waived or amended other than by a written instrument signed by the Company and the Purchasers holding at least a majority of the principal amount of the Debentures then held by the Purchasers.  Any amendment or waiver effected in accordance with this Section 5.3 shall be binding upon each Purchaser (and their permitted assigns) and the Company.

Section 5.4           Notices.  Any notice, demand, request, waiver or other communication required or permitted to be given hereunder shall be in writing and shall be effective (a) upon hand delivery by telecopy or facsimile at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur.  The addresses for such communications shall be:

If to the Company:	Gryphon Gold Corporation
611 N. Nevada Street
Carson City, NV, 89703

Attention: President
Tel. No.: (775) 883-1456
Fax No.: (604) 608-3262

with copies (which copies
shall not constitute notice
to the Company) to:	Dorsey & Whitney, LLP
1400 Wewatta St.
Denver, CO 80202
Attention: Kenneth Sam
Tel. No.: (303) 629-3400
Fax No.: (303) 629-3450

If to any Purchaser:	At the address of such Purchaser set forth on Exhibit A to this Agreement, with copies to Purchaser’s counsel as set forth on Exhibit A or as specified in writing by such Purchaser with copies to:

Blake, Cassels & Graydon LLP
855 – 2nd Street S.W., Suite 3500, Bankers Hall East Tower
Calgary, Alberta, Canada, T2P 4J8
Attention: William Van Horne

Tel. No.: (403) 260-9788
Fax No.: (403) 260-9700

Any party hereto may from time to time change its address for notices by giving written notice of such changed address to the other party hereto.

Section 5.5            Waivers.  No waiver by either party of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.  No consideration shall be offered or paid to any Purchaser to amend or consent to a waiver or modification of any provision of any of the Transaction Documents unless the same consideration is also offered to all of the parties to the Transaction Documents.  This provision constitutes a separate right granted to each Purchaser by the Company and shall not in any way be construed as the Purchasers acting in concert or as a group with respect to the purchase, disposition or voting of Securities or otherwise.

Section 5.6           Headings.  The article, section and subsection headings in this Agreement are for convenience only and shall not constitute a part of this Agreement for any other purpose and shall not be deemed to limit or affect any of the provisions hereof.

Section 5.7           Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns.  After the Closing, the assignment by a party to this Agreement of any rights hereunder shall not affect the obligations of such party under this Agreement.  Subject to Section 5.1 hereof, the Purchasers may assign the Securities and its rights under this Agreement and the other Transaction Documents and any other rights hereto and thereto without the consent of the Company.

Section 5.8           No Third Party Beneficiaries.  This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

Section 5.9           Governing Law.  This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York, without giving effect to any of the conflicts of law principles which would result in the application of the substantive law of another jurisdiction.  This Agreement shall not be interpreted or construed with any presumption against the party causing this Agreement to be drafted.

Section 5.10         Survival.  The representations and warranties of the Company and the Purchasers shall survive the execution and delivery hereof and the Closing until the second anniversary of the Closing Date, except the agreements and covenants set forth in Articles I, III and V of this Agreement shall survive the execution and delivery hereof and the Closing hereunder.

Section 5.11         Counterparts.  This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and shall become effective when counterparts have been signed by each party and delivered (including by pdf or facsimile format) to the other parties hereto, it being understood that all parties need not sign the same counterpart.

Section 5.12         Publicity and Post-Closing Filings.  The Company agrees that it will not disclose, and will not include in any public announcement, the names of the Purchasers without the consent of the Purchasers, which consent shall not be unreasonably withheld or delayed, or unless and until such disclosure is required by law, rule or applicable regulation and then only to the extent of such requirement. If required by applicable Securities Laws, each Purchaser will execute, deliver and file or assist the Company in filing such reports, undertakings and other documents with respect to the issue of the Securities as may be required by any applicable regulatory authority.

Section 5.13         Securities Laws Disclosure.  The Company shall, by 8:30 a.m. (New York City time) on the business day immediately following the date hereof, issue a Current Report on Form 8-K and press release disclosing the material terms of the transactions contemplated hereby, and including the Transaction Documents as exhibits to such Form 8-K. From and after the issuance of such press release, the Company shall have publicly disclosed all material, non-public information delivered to any of the Purchasers by the Company, or any of its officers, directors, employees or agents in connection with the transactions contemplated by the Transaction Documents.

Section 5.14         Severability.  The provisions of this Agreement are severable and, in the event that any court of competent jurisdiction shall determine that any one or more of the provisions or part of the provisions contained in this Agreement shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision or part of a provision of this Agreement and this Agreement shall be reformed and construed as if such invalid or illegal or unenforceable provision, or part of such provision, had never been contained herein, so that such provisions would be valid, legal and enforceable to the maximum extent possible.

Section 5.15         Further Assurances.  From and after the date of this Agreement, upon the request of the Purchasers or the Company, the Company and each Purchaser shall execute and deliver such instruments, documents and other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement and the other Transaction Documents.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the date first above written.

GRYPHON GOLD CORPORATION

By:
Name:
Title:

PURCHASER:

By:
Name:
Title:

EXHIBIT A
LIST OF PURCHASERS

Names and Addresses	Investment Amount and Number of	Purchase
of Purchasers	Debentures and Warrants Purchased	Price

A-1

EXHIBIT B
FORM OF TRUST DEBENTURE

B-1

EXHIBIT C
FORM OF WARRANT

C-1

EXHIBIT D
COMPANY SECURITY AND PLEDGE AGREEMENT

D-1

EXHIBIT E
STOCK POWER OF ATTORNEY

E-1

EXHIBIT F
U.S. ACCREDITED INVESTOR QUESTIONNAIRE

The Purchaser understands and agrees that the Securities have not been and will not be registered under the U.S. Securities Act, or applicable securities laws of any state of the United States, and the Units are being offered and sold to the Purchaser in reliance upon exemptions available under Rule 506 of Regulation D under the U.S. Securities Act and/or Section 4(2) of the U.S. Securities Act.

Capitalized terms used in this Schedule F and defined in the Agreement to which this Schedule F is attached have the meaning defined in the Agreement unless otherwise defined herein.

The undersigned (the “Purchaser”) represents, warrants and covenants (which representations, warranties and covenants shall survive the Closing) to the Company, (and acknowledges that the Company is relying thereon) that:

(a)
it is purchasing the Units for its own account or for the account of one or more persons for whom it is exercising sole investment discretion, (a “Beneficial Purchaser”), for investment purposes only and not with a view to resale or distribution in violation of applicable securities laws; provided, however, that this paragraph shall not restrict the Purchaser from selling or otherwise disposing of any of the Securities pursuant to registration thereof pursuant to the U.S. Securities Act and any applicable state securities laws or under an exemption from such registration requirements;

(b)
it, and if applicable, each Beneficial Purchaser for whose account it is purchasing the Units is an “accredited investor” that satisfies one or more of the criteria set forth in Rule 501(a) of Regulation D, as indicated below (the Purchaser must initial “PUR” for the Purchaser, and “BP” for each Beneficial Purchaser, if any, on the appropriate line(s)):

Category 1.	A bank, as defined in Section 3(a)(2) of the U.S. Securities Act, whether acting in its individual or fiduciary capacity; or

Category 2.	A savings and loan association or other institution as defined in Section 3(a)(5)(A) of the U.S. Securities Act, whether acting in its individual or fiduciary capacity; or

Category 3.	A broker or dealer registered pursuant to Section 15 of the United States Securities Exchange Act of 1934, as amended; or

Category 4.	An insurance company as defined in Section 2(a)(13) of the U.S. Securities Act; or

Category 5.	An investment company registered under the United States Investment Company Act of 1940, as amended; or

Category 6.	A business development company as defined in Section 2(a)(48) of the United States Investment Company Act of 1940, as amended; or

Category 7.	A small business investment company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the United States Small Business Investment Act of 1958, as amended; or

Category 8.
A plan established and maintained by a state, its political subdivisions or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, with total assets in excess of US $5,000,000; or

Category 9.
An employee benefit plan within the meaning of the United States Employee Retirement Income Security Act of 1974, as amended, in which the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company or registered investment adviser, or an employee benefit plan with total assets in excess of US $5,000,000 or, if a self-directed plan, the investment decisions are made solely by persons who are accredited investors; or

Category 10.	A private business development company as defined in Section 202(a)(22) of the United States Investment Advisers Act of 1940, as amended; or

Category 11.
An organization described in Section 501(c)(3) of the United States Internal Revenue Code of 1986, as amended, a corporation, a Massachusetts or similar business trust, limited liability company or a partnership, not formed for the specific purpose of acquiring the Units offered, with total assets in excess of US $5,000,000; or

Category 12.	Any director or executive officer of the Company; or

Category 13.
A natural person (or an IRA (Individual Retirement Account), the beneficial owner of which is such natural person) whose individual net worth, or joint net worth with his or her spouse, excluding the value of his or her primary residence net of any mortgage obligation secured by the property, exceeds US$1,000,000. For purposes of this calculation, if the mortgage or other indebtedness secured by the Purchaser’s primary residence exceeds its value and the mortgagee or other lender has recourse to the Purchaser personally for any deficiency, the amount of any excess must be considered a liability and deducted from the Purchaser’s net worth; or

Category 14.
A natural person (or an IRA (Individual Retirement Account), the beneficial owner of which is such natural person) who had an individual income in excess of US $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of US $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year; or

Category 15.
A trust, with total assets in excess of US $5,000,000, not formed for the specific purpose of acquiring the Units offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D under the U.S. Securities Act; or

Category 16.	Any entity in which all of the equity owners meet the requirements of at least one of the above categories;

The Purchaser undertakes to notify the Corporation immediately of any change in any representation, warranty or other information relating to the Purchaser or any Beneficial Purchaser set forth herein which takes place prior to the Closing.

Name of Entity

Type of Entity

Signature of Person(s) Signing

Print or Type Name and Title(s) of Person(s) Signing

EXHIBIT G

CANADIAN ACCREDITED INVESTOR QUESTIONNAIRE

By initialling where indicated below, the Purchaser is confirming its representation and warranty regarding the category or categories under which it qualifies as an “accredited investor” within the meaning of National Instrument 45-106 Prospectus and Registration Exemptions:

[MARK BELOW THE CATEGORY OR CATEGORIES WHICH DESCRIBES YOU]

(a)	a Canadian financial institution, or a Schedule III bank;	❑

(b)	the Business Development Bank of Canada incorporated under the Business Development Bank of Canada Act (Canada);	❑

(c)
a subsidiary of any person referred to in paragraphs (a) or (b), if the person owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary;
❑

(d)
a person registered under the securities legislation of a jurisdiction of Canada as an adviser or dealer, other than a person registered solely as a limited market dealer under one or both of the Securities Act (Ontario) or the Securities Act (Newfoundland and Labrador);
❑

(e)	an individual registered or formerly registered under the securities legislation of a jurisdiction of Canada as a representative of a person referred to in paragraph (d);	❑

(f)	the Government of Canada or a jurisdiction of Canada, or any crown corporation, agency or wholly owned entity of the Government of Canada or a jurisdiction of Canada;	❑

(g)
a municipality, public board or commission in Canada and a metropolitan community, school board, the Comité de gestion de la taxe scolaire de l'île de Montréal or an intermunicipal management board in Québec;
❑

(h)	any national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency of that government;	❑

(i)	a pension fund that is regulated by either the Office of the Superintendent of Financial Institutions (Canada) or a pension commission or similar regulatory authority of a jurisdiction of Canada;	❑

(j)	an individual who, either alone or with a spouse, beneficially owns financial assets having an aggregate realizable value that before taxes, but net of any related liabilities, exceeds $1,000,000;	❑

(k)	an individual whose net income before taxes exceeded $200,000 in each of the 2 most recent calendar years or whose net income before taxes combined with that of a spouse exceeded $300,000 in each of the 2 most recent calendar years and who, in either case, reasonably expects to exceed that net income level in the current calendar year;	❑

(l)	an individual who, either alone or with a spouse, has net assets of at least $5,000,000;	❑

(m)	a person, other than an individual or investment fund, that has net assets of at least $5,000,000 as shown on its most recently prepared financial statements (prepared in accordance with applicable generally accepted accounting principles), and that was not created or used solely to purchase or hold securities as an accredited investor;	❑

(n)	an investment fund that distributes or has distributed its securities only to:	❑

	(i) a person that is or was an accredited investor at the time of the distribution;	❑

	(ii) a person that acquires or acquired securities in the circumstances referred to in sections 2.10 or 2.19 of National Instrument 45-106, or	❑

	(iii) a person described in paragraph (i) or (ii) that acquires or acquired securities under section 2.18 of National Instrument 45-106;	❑

(o)	an investment fund that distributes or has distributed securities under a prospectus in a jurisdiction of Canada for which the regulator or, in Québec, the securities regulatory authority, has issued a receipt;	❑

(p)	a trust company or trust corporation registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, acting on behalf of a fully managed account managed by the trust company or trust corporation, as the case may be;	❑

(q)	a person acting on behalf of a fully managed account managed by that person, if that person:	❑

	(i) is registered or authorized to carry on business as an adviser or the equivalent under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction; and	❑

	(ii) in Ontario, is purchasing a security that is not a security of an investment fund;	❑

(r)	a registered charity under the Income Tax Act (Canada) that, in regard to the trade, has obtained advice from an eligibility adviser or an adviser registered under the securities legislation of the jurisdiction of the registered charity to give advice on the securities being traded;	❑

(s)	an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in paragraphs (a) to (d) or paragraph (i) in form and function;	❑

(t)	a person in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law to be owned by directors, are persons that are accredited investors (as defined in National Instrument 45-106);	❑

(u)	an investment fund that is advised by a person registered as an adviser or a person that is exempt from registration as an adviser; or	❑

(v)	a person that is recognized or designated by the securities regulatory authority or, except in Ontario and Québec, the regulator as an accredited investor.	❑

Note: A summary of the meanings of certain of the terms used in this certificate follows the signature block below.

DATED                                          , 2011

Signature of Purchaser

Name of Purchaser

Address of Purchaser

For the purposes of this certificate, the following definitions are included for convenience:

(a)	“Canadian financial institution” means

(i)	an association governed by the Cooperative Credit Associations Act (Canada) or a central cooperative credit society for which an order has been made under section 473(1) of that Act, or

(ii)
a bank, loan corporation, trust company, trust corporation, insurance company, treasury branch, credit union, caisse populaire, financial services cooperative, or league that, in each case, is authorized by an enactment of Canada or a jurisdiction of Canada to carry on business in Canada or a jurisdiction of Canada;

(b)
“control person” has the same meaning as in securities legislation except in Manitoba, Newfoundland and Labrador, Northwest Territories, Nova Scotia, Nunavut, Ontario, Prince Edward Island and Québec where control person means any person that holds or is one of a combination of persons that holds

(i)	a sufficient number of any of the securities of an issuer so as to affect materially the control of the issuer, or

(ii)	more than 20% of the outstanding voting securities of an issuer except where there is evidence showing that the holding of those securities does not affect materially the control of the issuer;

(c)	“director” means

(i)	a member of the board of directors of a company or an individual who performs similar functions for a company, and

(ii)	with respect to a person that is not a company, an individual who performs functions similar to those of a director of a company;

(d)	“eligibility adviser” means

(i)	a person that is registered as an investment dealer and authorized to give advice with respect to the type of security being distributed, and

(ii)
in Saskatchewan and Manitoba, also means a lawyer who is a practicing member in good standing with a law society of a jurisdiction of Canada or a public accountant who is a member in good standing of an institute or association of chartered accountants, certified general accountants or certified management accountants in a jurisdiction of Canada provided that the lawyer or public accountant must not

(A)	have a professional, business or personal relationship with the issuer, or any of its directors, executive officer, founders, or control persons, and

(B)
have acted for or been retained personally or otherwise as an employee, executive officer, director, associate or partner of a person that has acted for or been retained by the issuer or any of its directors, executive officers, founders or control persons within the previous 12 months;

(e)	“executive officer” means, for an issuer, an individual who is

(i)	a chair, vice-chair or president,

(ii)	a vice-president in charge of a principal business unit, division or function including sales, finance or production, or

(iii)	performing a policy-making function in respect of the issuer;

(f)	“financial assets” means

(i)	cash,

(ii)	securities, or

(iii)	a contract of insurance, a deposit or an evidence of a deposit that is not a security for the purposes of securities legislation;

(g)	“foreign jurisdiction” means a country other than Canada or a political subdivision of a country other than Canada;

(h)	“founder” means, in respect of an issuer, a person who,

(i)	acting alone, in conjunction, or in concert with one or more persons, directly or indirectly, takes the initiative in founding, organizing or substantially reorganizing the business of the issuer, and

(ii)	at the time of the trade is actively involved in the business of the issuer;

(i)
“fully managed account” means an account of a client for which a person makes the investment decisions if that person has full discretion to trade in securities for the account without requiring the client's express consent to a transaction;

(j)
“investment fund” means a mutual fund or a non-redeemable investment fund, and, for greater certainty in British Columbia, includes and EVVC and a VCC (as such terms are defined in National Instrument 81-106 – Investment Fund Continuous Disclosure);

(k)	“jurisdiction” means a province or territory of Canada except when used in the term foreign jurisdiction;

(l)	“local jurisdiction” means the jurisdiction in which the Canadian securities regulatory authority is situate;

(m)	“non-redeemable investment fund” means an issuer,

(i)	whose primary purpose is to invest money provided by its securityholders,

(ii)	that does not invest,

(A)	for the purpose of exercising or seeking to exercise control of an issuer, other than an issuer that is a mutual fund or a non-redeemable investment fund, or

(B)	for the purpose of being actively involved in the management of any issuer in which it invests, other than an issuer that is a mutual fund or a non-redeemable investment fund, and

(iii)	that is not a mutual fund;

(n)	“person” includes

(i)	an individual,

(ii)	a corporation,

(iii)	a partnership, trust, fund and an association, syndicate, organization or other organized group of persons, whether incorporated or not, and

(iv)	an individual or other person in that person's capacity as a trustee, executor, administrator or personal or other legal representative;

(o)	“regulator” means, for the local jurisdiction, the Executive Director, Director or Superintendent of the local jurisdiction or Registrar or Autorité des marchés financiers, as the case may be;

(p)	“related liabilities” means

(i)	liabilities incurred or assumed for the purpose of financing the acquisition or ownership of financial assets, or

(ii)	liabilities that are secured by financial assets;

(q)	“Schedule III bank” means an authorized foreign bank named in Schedule III of the Bank Act (Canada);

(r)	“spouse” means, an individual who,

(i)	is married to another individual and is not living separate and apart within the meaning of the Divorce Act (Canada), from the other individual,

(ii)	is living with another individual in a marriage-like relationship, including a marriage-like relationship between individuals of the same gender, or

(iii)	in Alberta, is an individual referred to in paragraph (i) or (ii), or is an adult interdependent partner within the meaning of the Adult Interdependent Relationships Act (Alberta);

(s)	“subsidiary” means an issuer that is controlled directly or indirectly by another issuer and includes a subsidiary of that subsidiary.

All monetary references in this Schedule are in Canadian Dollars.